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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                       September 1, 1999 - September 30, 1999
                                         --------------------------------------

SETTLEMENT DATE:                                       15-Oct-99
                                                       ---------


A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)        Beginning Aggregate Contract
                   Principal Balance  ("ACPB")                                                                      $252,322,952.25
                                                                                                                    ---------------
       (b.)        Contract Principal Balance of
                   all Collections allocable to Contracts                                          $ 12,299,589.77
                                                                                                   ---------------

       (c.)        Contract Principal Balance of Charged-Off
                   Contracts                                                                       $    835,083.90
                                                                                                   ---------------
       (d.)        Total decline in Principal Balance                                                               $ 13,134,673.67
                                                                                                                    ---------------
       (e.)        Ending Aggregate Contract Principal Balance of
                   all Contracts as of this Settlement Date                                                         $239,188,278.58
                                                                                                                    ---------------
                   BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT
                   ON THE RELATED PAYMENT DATE

       (f.)        Class A Principal Balance as of this
                   Settlement Date                                                                                  $211,250,916.39
                                                                                                                    ---------------
                   (Class A Note Factor)                                           0.6378349
                                                                                   ---------
       (g1.)       Class A-1 Principal
                   Balance .(Note Factor)                                          0.0000000                   -
                                                                                   ---------       ---------------
       (g2.)       Class A-2 Principal
                   Balance .(Note Factor)                                          0.7476364       $142,050,916.39
                                                                                   ---------       ---------------
       (g3.)       Class A-3 Principal
                   Balance .(Note Factor)                                          1.0000000       $ 23,300,000.00
                                                                                   ---------       ---------------
       (g4.)       Class A-4 Principal
                   Balance .(Note Factor)                                          1.0000000       $ 45,900,000.00
                                                                                   ---------       ---------------
       (h.)        Class B Principal Balance
                   as of this Settlement Date                                                                       $ 12,079,317.19
                                                                                                                    ---------------
                   (Class B Note Factor)                                           0.6378349
                                                                                   ---------
       (i.)        Class C Principal Balance
                   as of this Settlement Date                                                                       $  6,290,327.71
                                                                                                                    ---------------
                   (Class C Note Factor)                                           0.6378349
                                                                                   ---------
       (l.)        Class D Principal Balance as of
                   this Settlement Date                                                                             $  9,567,717.29
                                                                                                                    ---------------
                   (Class D Note Factor)                                           0.6378349
                                                                                   ---------

II.  COMPLIANCE RATIOS

       (a.)        Aggregate Contract Balance Remaining
                   ("CBR") of all Contracts as of the related
                   Calculation Date                                                                                 $262,778,230.27
                                                                                                                    ---------------
       (b1.)       % of CBR 31 days or more delinquent as of
                   the related Calculation Date                                                                         7.76%
                                                                                                                    ---------------
       (b2.)       Preceding Month %:     Aug-99                                                                        7.06%
                                                                                                                    ---------------
       (b3.)       2nd Preceding Month %: Jul-99                                                                        7.68%
                                                                                                                    ---------------
       (b4.)       Three month rolling average % of
                   CBR 31 days or more delinquent                                                                       7.50%
                                                                                                                    ---------------
       (c.)        Does the three month rolling average % of
                   CBR which are 31 days or more delinquent
                   exceed 10.5% ? Y or N                                                                                 NO
                                                                                                                    ---------------
                   (Amortization Period Only)
       (d)         Cumulative Net Loss Percentage as
                   of the related Collection Period                                                                      1.56%
                                                                                                                    ---------------
                   Does the Cumulative Net Loss Percentage exceed
       (d1.)       4.0 % from the Beginning Period to and
                   including 12th Collection Period ?  Y or N                                                            NO
                                                                                                                    ---------------
       (d2.)       5.5 % from 13th Collection Period to and
                   including 24th Collection Period ? Y or N                                                             NO
                                                                                                                    ---------------
       (d3.)       7.0 % from 25th Collection Period
                   and thereafter ? Y or N                                                                               NO
                                                                                                                    ---------------
                   (If Yes to e1 or e2 or e3, then a Residual Event occurs)

       (e1.)       Residual Realization for the related Collection
                   Period  > 100% (YES/NO)                                                                               YES
                                                                                                                    ---------------
       (e2.)       Preceding Month:      Aug-99  > 100% (YES/NO)                                                         YES
                                                                                                                    ---------------
       (e3.)       2nd Preceding Month:  Jul-99  > 100% (YES/NO)                                                         YES
                                                                                                                    ---------------
       (e4.)       Three month rolling average Residual
                   Realization Ratio  > 100% (YES/NO)                                                                    YES
                                                                                                                    ---------------
                   (If less than 100%, then a Residual Event Occurs)

III. FLOW OF FUNDS

                   The amount of available funds on deposit in
                   the Series 1998-1 Facility Account                                                                $15,236,352.01
                                                                                                                    ---------------
             (1)  On the Payment Date which is also the
                   Amortization Date and each Payment Date thereafter

       (a.)        To the Servicer, Unrecoverable Servicer Advances                                                             -
                                                                                                                    ---------------
       (b.)        To the Servicer, if ABS is not the Servicer, Servicing
                   Fee and Ancillary Servicing Income, if any                                                                   -
                                                                                                                    ---------------
                   To Series 1998-1 Noteholders:

       (c.)        To Class A, the total Class A Note Interest
                   and Class A Overdue Interest for the
                   related period                                                                                   $  1,089,085.37
                                                                                                                    ---------------
                           Interest on Class A-1 Notes                                             $           -                -
                                                                                                   ---------------
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
                           Interest on Class A-2 Notes                                             $    745,209.54
                                                                                                   ---------------
                           Interest on Class A-3 Notes                                             $    115,140.83
                                                                                                   ---------------
                           Interest on Class A-4 Notes                                             $    228,735.00
                                                                                                   ---------------
       (d.)        Interest on Class B Notes for the related period                                                 $     64,775.06
                                                                                                                    ---------------
       (e.)        Interest on Class C Notes for the related period                                                 $     35,888.36
                                                                                                                    ---------------
       (f.)        To Series 1998-1 Noteholders:

                   To Class A, the total Principal Payment and
                   Class A Overdue Principal, if any                                                                  11,600,534.14
                                                                                                                    ---------------
                           Principal Payment to Class A-1 Noteholders                                       N/A
                                                                                                   ---------------
                           Principal Payment to Class A-2 Noteholders                              $ 11,600,534.14
                                                                                                   ---------------
                           Principal Payment to Class A-3 Noteholders                                       N/A
                                                                                                   ---------------
                           Principal Payment to Class A-4 Noteholders                                       N/A
                                                                                                   ---------------
                   To Class B for Principal Payment and Overdue
                   Principal, if any                                                                                     663,317.98
                                                                                                                    ---------------
                   To Class C for Principal Payment and Overdue
                   Principal, if any                                                                                     345,424.12
                                                                                                                    ---------------
       (g)         Overdue Principal (included in the Principal
                   Payments per above, if any):

                   To Class A, total for Overdue Principal                                                  N/A
                                                                                                   ---------------
                           Overdue Principal to Class A-1                                     N/A
                                                                                              ---
                           Overdue Principal to Class A-2                                     N/A
                                                                                              ---
                           Overdue Principal to Class A-3                                     N/A
                                                                                              ---
                           Overdue Principal to Class A-4                                     N/A
                                                                                              ---
                   To Class B for Overdue Principal                                                         N/A
                                                                                                   ---------------
                   To Class C for Overdue Principal                                                         N/A
                                                                                                   ---------------
       (h1.)       Until the Reserve Account Funding Date:
                   To the Reserve Account, the amount equal to
                   the Servicing Fee otherwise payable to ABS                                                            N/A
                                                                                                                    ---------------
       (h2.)       After the Reserve Account Funding Date:
                   To the Servicer, ABS, the Servicing Fee plus
                   Ancillary Servicing Income, if any                                                                    210,269.13
                                                                                                                    ---------------
       (i.)        To the Reserve Account, the amount needed to increase
                   the amount on deposit in the Reserve Account to
                   the Required Reserve Amount for such Payment Date                                                     N/A
                                                                                                                    ---------------
       (j.)        Upon the occurrence of a Residual Event     the lesser of:

       (j1.)       (A) the Available Funds remaining on deposit in
                       the Facility Account and                                                              N/A
                                                                                                   ---------------
       (j2.)       (B) the aggregate amount of Residual Receipts
                       included in Available Funds                                                           N/A
                                                                                                   ---------------
       (j3.)       To be deposited to the Residual Account                                                               N/A
                                                                                                                    ---------------
       (k.)        To Class D Noteholders for Principal Payment                                                          525,397.16
                                                                                                                    ---------------
       (l.)        To Class D Noteholders for Overdue Principal, if any                                                  N/A
                                                                                                                    ---------------
              (3)  To ABS, the Servicing Fee previously due, but
                   deposited to the Reserve Account                                                                  $          -
                                                                                                                    ---------------
              (4)  To the Series Obligors, as holders of the Residual
                   Interest, any Available Funds remaining on deposit
                   in the Facility Account                                                                           $   701,660.69
                                                                                                                    ---------------

IV   SERVICER ADVANCES

       (a.)        Aggregate amount of Servicer Advances at the
                   beginning of the related Collection Period                                                          3,996,839.19
                                                                                                                    ---------------
       (b.)        Servicer Advances reimbursed during the
                   related Collection Period                                                                             122,150.43
                                                                                                                    ---------------
       (c.)        Amount of unreimbursed Servicer Advances to
                   be reimbursed on the Settlement Date                                                                         -
                                                                                                                    ---------------
       (d.)        Servicer Advances made during the related
                   Collection Period                                                                                     163,516.10
                                                                                                                    ---------------
       (e.)        Aggregate amount of Servicer Advances at the end
                   of the Collection Period                                                                         $  4,038,204.86
                                                                                                                    ---------------

V    RESERVE ACCOUNT

       (a.)        Amount on deposit at the beginning of the
                   related Collection Period                                                                        $  7,869,288.19
                                                                                                                    ---------------
       (b.)        Amounts used to cover shortfalls, if any,
                   for the related Collection Period                                                                $           -
                                                                                                                    ---------------
       (c.)        Amounts transferred from the Facility
                   Account, if applicable                                                                           $           -
                                                                                                                    ---------------
       (d.)        Interest earned on Reserve Balance                                                               $     32,653.71
                                                                                                                    ---------------
       (e.)        Reserve Account Ending Balance before
                   calculating Required Reserve Amount                                                              $  7,901,941.90
                                                                                                                    ---------------
       (f.)        Required Reserve Amount needed as of the
                   related Collection Period                                                                        $  7,462,668.24
                                                                                                                    ---------------
       (g1.)       If (f) is greater than (e), then amount of
                   shortfall                                                                                                   0.00
                                                                                                                    ---------------
       (g2.)       If (e) is greater than (f), then excess amount
                   to be transferred to the Series Obligors                                                              439,273.66
                                                                                                                    ---------------
       (h.)        Amounts on deposit as of this Settlement
                   Date (e minus g2)                                                                                $  7,462,668.24
                                                                                                                    ---------------

VI   RESIDUAL ACCOUNT

       (a.)        Amount on deposit at the beginning of the
                   related Collection Period                                                                                   0.00
                                                                                                                    ---------------
       (b.)        Amounts transferred from the Facility Account                                                               0.00
                                                                                                                    ---------------
       (c.)        Amounts used to cover shortfalls for the
                   related Collection Period                                                                                   0.00
                                                                                                                    ---------------
       (d.)        Amount on deposit as of this Settlement Date                                                                0.00
                                                                                                                    ---------------

VII  ADDITIONAL PROPERTY FUNDING ACCOUNT

       (a.)        Amount on deposit at the beginning of the
                   related Collection Period                                                                                   0.00
                                                                                                                    ---------------
       (b.)        Amounts transferred from the Facility Account
                                                                                                                    ---------------
       (c.)        Amounts transferred to the Series Obligors                                                                  0.00
                                                                                                                    ---------------
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
       (d.)        Amount on deposit as of this Settlement Date                                                                0.00
                                                                                                                    ---------------

VIII ADVANCE PAYMENTS

       (a.)        Beginning aggregate Advance Payments                                                             $  3,002,823.03
                                                                                                                    ---------------
       (b.)        Amount of Advance Payments collected during
                   the related Collection Period                                                                    $  1,818,090.20
                                                                                                                    ---------------
       (c.)        Investment earnings for the related Collection
                   Period                                                                                           $     14,855.18
                                                                                                                    ---------------
       (d.)        Amount of Advance Payments withdrawn for deposit
                   into Facility Account                                                                            $  2,414,681.71
                                                                                                                    ---------------
       (e.)        Ending aggregate Advance Payments                                                                $  2,421,086.70
                                                                                                                    ---------------


ADVANTA BUSINESS SERVICES CORP., as Servicer

By:    /s/ John Paris
       --------------

Title: Sr. Vice President
       ------------------

Date:  11-Oct-99
       ---------


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